EXHIBIT 10.35


                            AMENDMENT NUMBER THREE TO
                      SECURED CONVERTIBLE PROMISSORRY NOTE


         THIS AMENDMENT NUMBER THREE TO SECURED CONVERTIBLE PROMISSORRY NOTE (this "AMENDMENT") is made and entered into as of the 31th day of December, 2003, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "BORROWER"), and ________________ ("HOLDER").

                                    RECITALS

         A. The Company has issued in favor of Holder a Secured Convertible Promissory Note, dated as of May 23, 2001, in the original principal amount of $________, which note has been amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of December 19, 2001 and by that certain Amendment No. Two to Secured Convertible Promissory Note, dated as of October 4, 2002 (as amended, the "CONVERTIBLE NOTE").

         B. The Parties are delivering this Amendment pursuant to that certain Letter Agreement, dated as of December 31, 2003.

         C. The Company and Borrower each desire to further amend the Convertible Note to change the Maturity Date as provided herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Convertible Note.

         2. MATURITY DATE. The Convertible Note is hereby amended to change the definition of "Maturity Date" therein to mean March 1, 2004.

         3. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Convertible Note shall remain in full force and effect. All references in the Convertible Note to "Convertible Note", "hereunder", "hereof", or words of like import referring to the Convertible Note shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment. All references to the Convertible Note in the Note and Warrant Purchase Agreement, the Security and Pledge Agreement and the Guaranty executed as of May 23, 2001 in connection with the Convertible Note, and in the Investors Rights Agreement executed as of December 19, 2001, shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                              BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                              a Delaware corporation


                              By:
                                       -----------------------------------------
                                       Kevin Bermeister
                              Title:   Chief Executive Officer


                              [NAME OF HOLDER]


                              By:
                                       -----------------------------------------

                              Title:
                                       -----------------------------------------


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